General - Basis of Presentation (Policies)	6 Months Ended
Jun. 30, 2024
Accounting Policies [Abstract]
Consolidated U.S. GAAP Presentation	Consolidated U.S. GAAP Presentation
Former Six Flags accounting policies reflect industry practices and conform to U.S. GAAP.
The unaudited condensed consolidated financial statements include Former Six Flags accounts and the accounts of Former Six Flags' wholly owned subsidiaries. Former Six Flags also consolidated the partnerships that own Six Flags Over Texas ("SFOT") and Six Flags Over Georgia (including Six Flags White Water Atlanta) ("SFOG", and together with SFOT, the "Partnership Parks") in the unaudited condensed consolidated financial statements contained in this report, as Former Six Flags has determined that it has the power to direct the activities of the Partnership Parks that most significantly impact their economic performance and also the obligation to absorb losses and receive benefits from the Partnership Parks that can be potentially significant to these entities. The equity interests owned by non-affiliated parties in the Partnership Parks are reflected in the accompanying unaudited condensed consolidated balance sheets as redeemable noncontrolling interests.

Income Taxes	Income Taxes
Former Six Flags recorded a valuation allowance of $95.3 million, $93.6 million and $98.1 million as of June 30, 2024, December 31, 2023, and July 2, 2023, respectively, due to uncertainties related to the ability to use some of the deferred tax assets, primarily consisting of certain state net operating loss and other tax carryforwards, before they expire. The valuation allowance is based on the estimates of taxable income by jurisdiction in which Former Six Flags operated and the period over which the deferred tax assets are recoverable. Former Six Flags projected taxable income over the foreseeable future indicates the Combined Company will be able to use all of the federal net operating loss carryforwards before they expire.
Former Six Flags classified interest and penalties attributable to income taxes as part of income tax expense.
Goodwill and Intangibles	Goodwill and IntangiblesAs of June 30, 2024, the fair value of Former Six Flags' single reporting unit exceeded its carrying amount. Former Six Flags had one reporting unit at the same level for which its common stock was traded and management believes that market capitalization is the best indicator of the reporting unit’s fair value.
Long-Lived Assets	Long-Lived AssetsFormer Six Flags reviewed long-lived assets, including finite-lived intangible assets subject to amortization, for impairment upon the occurrence of events or changes in circumstances that would indicate that the carrying value of the asset or group of assets may not be recoverable, “triggering event(s)”. Recoverability of assets to be held and used is measured by comparing the carrying amount of the asset or group of assets to the projected future net cash flows expected to be generated by the asset or group of assets. If such assets are not determined to be fully recoverable, any impairment to be recognized is measured by the amount by which the carrying amount of the asset or group of assets exceeds its respective estimated fair value. Assets held-for-sale are reported at the lower of the carrying amount or fair value less costs to sell.
Stock Benefit Plans	Stock Benefit Plans
Pursuant to the Former Six Flags Entertainment Corporation Long-Term Incentive Plan (the "Long-Term Incentive Plan"), Former Six Flags could grant stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, deferred stock units, performance stock units, performance and cash-settled awards and dividend equivalent rights ("DERs") to select employees, officers, directors and consultants.
Periodically, Former Six Flags granted performance stock units to key employees. These awards vested based on attainment of specific performance targets most often related to Adjusted EBITDA or revenue over a defined period. As of June 30, 2024, Former Six Flags has not determined that it is probable that Former Six Flags would achieve any of the performance targets associated with its outstanding performance units, and therefore, expense has not been recognized for these awards. Upon closing of the Merger on July 1, 2024, in accordance with the provisions of the Merger agreement, all outstanding performance units were converted to Restricted Stock Units ("RSUs") or reissued as performance units of the Combined Company, in accordance with the Merger Agreement.
Accounts Receivable, Net	Accounts Receivable, Net
Accounts receivable are reported at net realizable value and consist primarily of amounts due from guests for the sale of group outings and multi-use admission products that allow for payment plans, such as season passes, annual passes, memberships and the Six Flags Plus pass. Former Six Flags was not exposed to a significant concentration of credit risk; however, based on the age of receivables, historical experience and other factors and assumptions management believe to be customary and reasonable, Former Six Flags recorded an allowance for doubtful accounts. As of June 30, 2024, December 31, 2023, and July 2, 2023, Former Six Flags recorded an allowance for doubtful accounts of $11.6 million, $4.2 million, and $9.3 million, respectively, which is primarily comprised of estimated payment defaults under the Six Flags Plus pass and other multi-use admission products for which payment plans are offered. To the extent that payments for products for which an allowance for doubtful accounts is established have not been recognized in revenue, the allowance recorded is offset with a corresponding reduction in deferred revenue.

Recent Accounting Pronouncements Not Yet Adopted	Recent Accounting Pronouncements Not Yet Adopted
In November 2023, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2023-07, Segment Reporting, to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is evaluating the effect of the new standards on the consolidated financial statements and related disclosures.
In December 2023, the FASB issued ASU 2023-09, Income Taxes, requiring more granular disclosure of the components of income taxes. This ASU is effective for fiscal years beginning after December 15, 2024 on a prospective basis. Early adoption is permitted. Management is evaluating the effect of the new standards on the consolidated financial statements and related disclosures.